Exhibit 10.5

PROMISSORY NOTE EXTENSION

May 4, 2006

BE IT ACKNOWLEDGED that:

TROPHY TECH, INC. today called DIGITAL ALLY, INC. and one in the same; (borrower) executed a promissory note on September 1, 2004 in favor of ACME RESOURCES, LLC (lender).

FURTHER ACKNOWLEDGED that:

DIGITAL ALLY, INC. (borrower) and ACME RESOURCES, LLC. (lender) executed a FORTY-FIVE (45) day Promissory Note Extension on February 28, 2005.

FURTHER ACKNOWLEDGED that:

DIGITAL ALLY, INC. (borrower) executed a revised promissory note on April 25, 2005 in favor of ACME RESOURCES, LCC (lender). This executed promissory note is successor to original promissory note dated September 1, 2004. The maturity date on this promissory note is May 15, 2005. Additionally, this promissory note granted unto lender the right to extend the maturity date for a period of SIX (6) months or November 15, 2005.

FURTHER ACKNOWLEDGED that:

On May 13,2005, ACME RESOURCES, LLC. (lender) notified DIGITAL ALLY, INC. (borrower) that lender would exercise lender’s right to extend promissory note maturity date until November 15, 2005.

FURTHER ACKNOWLEDGED that:

On September 8th, 2005, Digital Ally, Inc. (borrower) executed a 6 (SIX) month Promissory Note Extension in favor of ACME RESOURCES, LLC (lender). Thus extending the maturity date to May 15, 2006.

Whereas, the executed promissory note has a maturity date of May 15, 2006 with all outstanding balances of principle and interest due and payable to lender by borrower.

Now therefore, both parties agree that the outstanding principal balance as of April 27,2006 to be $500,000.00 (FIVE HUNDRED THOUSAND DOLLARS AND 00/100) and the outstanding interest balance as of April 30, 2006 to be $2,876.71 due and payable by May 5, 2006.

Furthermore, both parties agree to this Promissory Note Extension with a principal balance of $500,000.00 (FIVE HUNDRED THOUSAND DOLLARS AND 00/100) with all other terms and conditions of Promissory Note and extensions thereof remaining the same. This Promissory Note Extension shall be for a period of SIX (6) months from the maturity date of the Promissory Note Extension, as executed on September 8, 2005 with all outstanding balances of principal and interest due and payable to lender by borrower on November 15, 2006.

ADDITIONALLY, both parties agree to waive the use of and requirement of 666,667 personal shares of restricted common stock in Digital Ally, Inc. owned by Charles A. “Andy” Ross pledged as additional collateral to the loan as per the revised promissory noted dated April 25, 2005.

Executed this the 22nd day of May, 2006.

WITNESS OUR SIGNATURES:

BORROWER:
DIGITAL ALLY, INC.

/s/ Stanton E. Ross
BY:	Stanton E. Ross,
Chairman and Chief Executive Officer

STATE OF KANSAS,

COUNTY OF

This day, personally appeared before me, the undersigned authority, in and for the State and County aforesaid, the within named              who severally acknowledged that              signed and delivered the above and foregoing promissory note extension on the day and year therein mentioned.

Given under my hand and official seal, this, the              day of             , 2006.

(SEAL)

My commission Expires:
Notary Public

LENDER:
Acme Resources, Inc.

/s/ P. Brooks Warren
BY:	P. Brooks Warren, Partner

STATE OF MISSISSIPPI

COUNTY OF LINCOLN

This day, personally appeared before me, the undersigned authority, in and for the State and County aforesaid, the within named P. Brooks Warren who severally acknowledged that he signed and delivered the above and foregoing promissory note extension on the day and year therein mentioned.

Given under my hand and official seal, this, the 24th day of May, 2006.

(SEAL)

My commission Expires:
Notary Public